UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     August 2, 2005 (July 28, 2005)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100

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Item 2.02.  Results of Operations and Financial Condition

On July 28, 2005, Brown-Forman Corporation (the "Company" or "Brown-Forman") issued a press release commenting on financial and operating results for the fiscal year ended April 30, 2005 and the outlook for fiscal 2006. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.

This report contains statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, words such as "will" and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections.

This information furnished pursuant to this Item 2.02 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events

On July 28, 2005, the Company issued a press release announcing that its Board of Directors approved a regular cash dividend of $24.50 per share on Class A and Class B Common Stock. Stockholders of record on September 8, 2005 will receive the cash dividend on October 1, 2005. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.

Item 9.01.  Financial Statements and Exhibits

 (a)      Not applicable.
 (b)      Not applicable.
 (c)      Exhibits.
          99.1     Press Release, dated July 28, 2005

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   August 2, 2005                     By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary




Exhibit Index

99.1  Press Release, dated July 28, 2005, issued by Brown-Forman Corporation.


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                                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN CHAIRMAN OWSLEY BROWN II AND INCOMING CHIEF EXECUTIVE OFFICER PAUL VARGA ADDRESS ANNUAL SHAREHOLDERS' MEETING
Board Re-elected; Dividend Declared

Louisville, KY, July 28, 2005 - Brown-Forman Corporation Chairman and Chief Executive Officer Owsley Brown II and incoming Chief Executive Officer Paul C. Varga addressed shareholders today at Brown-Forman's annual meeting. When discussing results for the fiscal year ended April 30, 2005, Brown stated, "It was a record-breaking year."

Brown-Forman shareholders celebrated one of the best years in the company's 135-year history. For fiscal 2005, the company's earnings per share increased 21% to $2.52, led by the performance of Jack Daniel's Tennessee Whiskey. The company's most important brand registered volume gains for the 13th consecutive year, recording the largest year of depletion(a) growth in the brand's history. Shareholders enjoyed a 21% return(b) on their investment for the fiscal year, as the company outperformed comparable period growth of 6% for the S&P 500 index.

--------
(a) Depletions represent shipments from wholesale distributors to retailers and are commonly used in the wine and spirits industry as an approximation of consumer demand.
(b) Defined as share price appreciation including dividend reinvestment.

Brown also noted that the company is experiencing a very strong start to its fiscal 2006. However, the net effect of the expected sale of Lenox and the termination of the company's distribution rights for the Glenmorangie family of brands, combined with the absence of the fiscal 2005 one-time gain on the sale of the company's investment in Glenmorangie, will mask continued underlying robust growth of the base beverage business.

In formal action, Brown-Forman's shareholders re-elected all 13 members of the company's Board of Directors: Ina Brown Bond; Patrick Bousquet-Chavanne; Barry
D. Bramley; George Garvin Brown III; Owsley Brown II; Donald G. Calder; Owsley Brown Frazier; Richard P. Mayer; Stephen E. O'Neil; Matthew R. Simmons; William
M. Street; Dace Brown Stubbs; and Paul C. Varga.

At its meeting, the Board of Directors approved a regular quarterly cash dividend of 24.50 cents per share on Class A and Class B Common Stock. Stockholders of record on September 8, 2005 will receive the cash dividend on October 1, 2005. Brown-Forman has paid regular quarterly cash dividends for 60 consecutive years.

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, Lenox, Dansk, and Gorham tableware and giftware and Hartmann Luggage.

IMPORTANT INFORMATION ON FORWARD-LOOKING STATEMENTS
This news release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - changes in general economic conditions, particularly in the United States where we earn the majority of our profits;
 - a strengthening U.S. dollar against foreign currencies, especially the British Pound;
 - reduced bar, restaurant, hotel and travel business in wake of other terrorist attacks, such as occurred on 9/11;
 - developments in the class action lawsuits filed against Brown-Forman and other spirits, beer and wine manufacturers alleging that our advertising causes illegal consumption of alcohol by those under the legal drinking age, or other attempts to limit alcohol marketing, through either litigation or regulation;
 - a dramatic change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - tax increases, whether at the federal or state level;
 - increases in the price of grain and grapes;
 - continued depressed retail prices and margins in our wine business because of our excess wine inventories, existing grape contract obligations, and a world-wide oversupply of grapes; and
 - the effects on our Consumer Durables business of the general economy, department store business, response rates in our direct marketing business, and profitability of mall outlet operations.